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                                                                    EXHIBIT 99.4

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE MIDDLE DISTRICT OF TENNESSEE
                               NASHVILLE DIVISION

IN RE:                                           )
                                                 ) Jointly Administered Under
AMERICAN HOMEPATIENT, INC., et al.,              ) Case No. 02-08915
                                                 ) Chapter 11
         Debtors.                                ) Judge Paine

             ORDER APPROVING FIRST AMENDED DISCLOSURE STATEMENT AND
            FIXING TIME FOR FILING ACCEPTANCES OR REJECTIONS OF PLAN,
                          COMBINED WITH NOTICE THEREOF


A Disclosure Statement for the Second Amended Joint Plan of Reorganization Proposed by the Debtors and the Official Unsecured Creditors Committee ("Disclosure Statement") having been filed by American HomePatient, Inc. (a Delaware corporation) and 24 of its subsidiaries and affiliates, as debtors and debtors-in-possession (the "Debtors") in connection with the Second Amended Joint Plan of Reorganization Proposed by the Debtors and the Official Unsecured Creditors Committee ("Joint Plan"); and the Court having held a hearing on January 8, 2003 to determine whether the Disclosure Statement contains "adequate information;" and the Court having been advised that the objections filed by the United States Trustee, the Official Committee of Unsecured Creditors and the United States Department of Justice have been resolved by certain modifications contained in the Disclosure Statement; and the Court having authorized the Administrative Agent for Secured Lenders, who also filed an objection, to prepare a one and a half page insert to the Disclosure Statement and the Debtors to prepare a response to same all to be included in an amended disclosure statement; and the Court having overruled any remaining objections of the Administrative Agent for Secured Lenders to the Disclosure Statement; and pursuant to the Court's instructions and rulings made on January 8, 2003, the Debtors having filed a First Amended Disclosure Statement for the Second Amended Joint Plan of Reorganization Proposed by the Debtors and the Official Unsecured Creditors Committee on February 26, 2003 ("First Amended Disclosure Statement"); and the Court having found that sufficient and proper notice has been given; and the Court having found that the First Amended Disclosure Statement contains adequate information pursuant to ss.1125(a) of the Bankruptcy Code:
 IT IS THEREFORE ORDERED and notice
         is hereby given, that:

         1.       The First Amended Disclosure Statement is approved.


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         2.       APRIL 11, 2003 IS FIXED AS THE LAST DAY FOR FILING WRITTEN
ACCEPTANCES OR REJECTIONS OF THE JOINT PLAN. Ballots accepting or rejecting the Joint Plan must be properly completed, executed, marked and received by the Tabulation Agent at the address indicated on the Ballot on or before such date. Any Ballots received after such time will not be counted. For purposes of voting on the Joint Plan, the Voting Record Date (as that term is used in the First Amended Disclosure Statement) shall be January 8, 2003.

         3. APRIL 11, 2003 IS FIXED AS THE LAST DAY FOR FILING AND SERVING PURSUANT TO FED. R. BANKR. P. 3020(B)(1) WRITTEN OBJECTIONS TO CONFIRMATION OF THE JOINT PLAN. Objections must be filed with the Court and served in a manner such that they are actually received on or before the above date by each of the following parties:

         Frank J. Wright                    Robert J. Mendes
         HANCE SCARBOROUGH WRIGHT           MENDES & GONZALES, PLLC
           GINSBERG & BRUSILOW, LLP         Suite 1000
         600 Signature Place                120 30th Avenue North
         14755 Preston Road                 Nashville, TN 37203
         Dallas, TX 75254                   (615) 846-8000
         (972) 788-1600                     (615) 846-9000 (fax)
         (972) 239-0138 (fax)               Local Counsel for the Debtors
         Attorneys for the Debtors

         Michael R. Paslay
         WALLER LANSDEN DORTCH & DAVIS
         511 Union St., Suite 2100
         P. O. Box 198966
         Nashville, TN 37219-8966
         (615) 244-6380
         (615) 244-6804 (fax)
         Counsel for the Official Committee of Unsecured Creditors

         4. THE HEARING ON CONFIRMATION OF THE JOINT PLAN SHALL COMMENCE ON APRIL 23, 2003 AT 9:00 A.M. AND CONTINUE THEREAFTER ON APRIL 24, 2003 UNTIL CONCLUDED before the Honorable George C. Paine, II, Chief United States Bankruptcy Judge, in Courtroom One, Customs House, 701 Broadway, Nashville, Tennessee 37203.

         5. Within 10 business days after the entry of this Order, the Joint Plan, the First Amended Disclosure Statement, this Order and a Ballot conforming to Official Form 14 shall be mailed to creditors, equity security holders, and other parties in interest, and shall be transmitted to the United States Trustee and the Securities and Exchange Commission, as provided in Fed.
R. Bankr. P. 3017(d).

         ENTERED THIS 26 DAY OF February, 2003.

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                                                  /s/  George C. Paine II
                                                  ------------------------------
                                                  HON. GEORGE C. PAINE, II
                                                  United States Bankruptcy Judge


APPROVED FOR ENTRY:

HANCE SCARBOROUGH WRIGHT
  GINSBERG & BRUSILOW, LLP
Frank J. Wright
C. Ashley Ellis
14755 Preston Road, Suite 600
Dallas, Texas  75254
(972) 788-1600
(972) 702-0662 (fax)

and

MENDES & GONZALES, PLLC



By:      /s/  Robert J. Gonzales
         --------------------------------------------
         Robert J. Gonzales
         Robert J. Mendes
         Robin Bicket White

120 30th Avenue North, Suite 1000
Nashville, Tennessee 37203
(615) 846-8000
(615) 846-9000 (fax)

ATTORNEYS FOR DEBTORS


WALLER LANSDEN DORTCH & DAVIS



By:      /s/  David El Lemke by permission RJM
         --------------------------------------------
         David E. Lemke
         Michael R. Paslay
         511 Union St., Suite 2100
         P. O. Box 198966
         Nashville, TN 37219-8966
         (615) 244-6380
         (615) 244-6804 (fax)

ATTORNEYS FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS